Exhibit 10.1

FIRST AMENDMENT TO EMPLOYMENT AGREEMENT

THIS FIRST AMENDMENT TO EMPLOYMENT AGREEMENT (this “Amendment”) is made and entered into as of October 12, 2010 by and among Pacific Capital Bank, N.A. (the “Bank”) and Pacific Capital Bancorp (“PCB”) on the one hand, and George S. Leis (“Executive”) on the other hand, on the basis of the following.

WHEREAS, the Bank, PCB and Executive are parties to an Employment Agreement dated as of March 11, 2010 (the “Agreement”); and

WHEREAS, the parties desire to amend the Agreement as provided herein.

NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth, the sufficiency of which is acknowledged, the parties hereby agree as follows:

1. Definitions. Except as otherwise provided herein, capitalized terms used in this Amendment shall have the definitions set forth in the Agreement.

2. Amendments.

(a) All references in the Agreement to “President and Chief Executive Officer” are hereby deleted and replaced with “President and Chief Operating Officer.”

(b) Section B.1 of the Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof:

“1. Duties. Executive shall be employed as President and Chief Operating Officer and shall report to the Chief Executive Officer of PCB and the Bank. Executive shall have such duties as the Chief Executive Officer or Board of Directors of PCB or the Bank shall determine from time to time, and which are customarily performed by the President and Chief Operating Officer of a commercial banking institution in California. Executive shall perform his duties faithfully, diligently and to the best of his ability, consistent with the highest and best standards of the banking industry and in compliance with applicable laws.”

(c) Section F.1 of the Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof:

“1. Without Cause. Executive’s employment hereunder may be terminated at any time in the sole and absolute discretion of the Chief Executive Officer of PCB and the Bank. If Executive’s employment is terminated under this Section F.1 the Bank shall pay Executive the base salary earned but unpaid through the date of termination, along with any earned but unused vacation pay due at the time of termination.”

(d) The reference in Section F.4 of the Agreement to “California Commissioner of Financial Institutions” is hereby deleted and replaced with “Office of the Comptroller of the Currency.”

(e) The notice addresses for the Bank and PCB set forth in Section G.7 of the Agreement are hereby deleted in their entirety and the following is substituted in lieu thereof:

“Pacific Capital Bank, N.A. and Pacific Capital Bancorp

20 East Carrillo Street, 2nd Floor

Santa Barbara, California 93101

Attention: Chief Executive Officer

Telephone: 805-882-3801

Facsimile 805-882-3888

With a copy to:

Chairman of the Board

Pacific Capital Bancorp

200 Crescent Court, Suite 1350

Dallas, Texas 75201

Telephone: (214) 871-5197

Facsimile: (214) 871-5199”

(f) Exhibit 1 to the Agreement is hereby deleted in its entirety.

3. Terms of Agreement. Except as expressly modified hereby, all terms, conditions and provisions of the Agreement shall continue in full force and effect.

4. Conflicting Terms. In the event of any inconsistency or conflict between the Agreement and this Amendment, the terms, conditions and provisions of this Amendment shall govern and control.

5. Entire Agreement. This Amendment and the Agreement constitute the entire and exclusive agreement between the parties with respect to the subject matter hereof. All previous discussions and agreements with respect to this subject matter are superseded by the Agreement and this Amendment. This Amendment may be executed in one or more counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument. Facsimile counterparts shall be deemed to be originals.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

Date: October 12, 2010	PACIFIC CAPITAL BANCORP

	By:	/s/ Carl Webb
	Name:	Carl Webb
	Title:	Chief Executive Officer

Date: October 12, 2010	PACIFIC CAPITAL BANK, N.A.

	By:	/s/ Carl Webb
	Name:	Carl Webb
	Title:	Chief Executive Officer

Date: October 12, 2010	/s/ George S. Leis
George S. Leis

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